SECOND REPLACEMENT REVOLVING LOAN NOTE


$63,335,000.00                                 September 2, 1998


FOR VALUE RECEIVED AND INTENDING TO BE LEGALLY BOUND HEREBY, the undersigned, Piercing Pagoda, Inc. ("PPI"), a Delaware corporation and Piercing Pagoda of Florida, Inc. ("PPF"), a Florida corporation (jointly and severally referred to and obligated as "Borrower"), promise to pay to the order of First Union
National Bank ("Lender"), at the offices of Lender, in its capacity as Administrative Agent under the Loan Agreement (as hereinafter defined) (acting in such capacity, the "Administrative Agent") at 123 South Broad Street, Philadelphia, Pennsylvania, or at such other location as Administrative Agent may designate from time to time, with interest as set forth below, the principal sum of Sixty-Three Million Three Hundred Thirty-Five Thousand ($63,335,000.00) Dollars or such lesser sum which represents Lender's Pro Rata Share of the principal balance outstanding under the Revolving Loan established pursuant to the provisions of that certain Syndicated Loan Agreement dated March 27, 1997 among PPI, Administrative Agent, Lender and the other "Lenders" listed therein, as amended pursuant to the provisions of that certain First Amendment to Syndicated Loan Agreement dated November 21, 1997 among such parties and that certain Second Amendment to Syndicated Loan Agreement of even date herewith among such parties and PPF (as it may be supplemented, restated, superseded, further amended or replaced from time to time, "Loan Agreement"). Except as otherwise provided below, the outstanding principal balance hereunder shall, absent earlier acceleration, be payable on the Revolving Loan Termination Date. The actual amount due and owing from time to time hereunder shall be evidenced by Administrative Agent's records of receipts and disbursements with respect to the Revolving Loan, which shall be prima facie evidence of the amount. All capitalized terms used herein without further definition shall have the respective meanings ascribed thereto in the Loan Agreement.

      Borrower further agrees to pay interest on the outstanding principal balance hereunder from time to time at one or more of the per annum Rates set forth in Paragraph 2.8 of the Loan Agreement. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed, and shall be due and payable as set forth in the Loan Agreement.


      The Revolving Loan shall continue to accrue interest at the applicable Rates provided for in the Loan Agreement even after Default, an Event of Default, maturity, acceleration, judgment, bankruptcy, insolvency proceedings of any kind or the happening of any other event or occurrence, whether similar or dissimilar.

      On or before October 31, 1998, Borrower shall repay to Lender the Temporary Commitment Increase, or so much thereof as shall have been advanced by Lender, together with all accrued and unpaid interest.

      If an Event of Default occurs and is continuing under the Loan Agreement, the unpaid principal balance of this Second Replacement Revolving Loan Note, together with all accrued and unpaid interest and other outstanding Obligations shall become, or may be declared, immediately due and payable as provided in the Loan Agreement.

      This Second Replacement Revolving Loan Note may be prepaid only in accordance with the terms and conditions of the Loan Agreement.

      Any failure or delay of Administrative Agent, any Agent or Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time or times. The waiver by Administrative Agent, any Agent or Lender of a breach or default of any provision of this Second Replacement Revolving Loan Note shall not operate or be construed as a waiver of any subsequent breach or default hereof. Borrower agrees to reimburse Administrative Agent for all expenses incurred by Administrative Agent, Lender or any other lender in accordance with the provisions of the Loan Agreement.

      This Second Replacement Revolving Loan Note shall be construed and governed by the laws of the Commonwealth of Pennsylvania without regard to otherwise applicable principles of conflicts of laws. The provisions of this Second Replacement Revolving Loan Note are severable and the invalidity or unenforceability of any provision shall not alter or impair the remaining provisions of this Second Replacement Revolving Loan Note. No modification hereof shall be binding or enforceable against Lender unless approved in writing by Lender.


THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, CONFESS JUDGMENT AGAINST BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT
AGAINST BORROWER, BORROWER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR BORROWER, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS BORROWER HAS, OR MAY HAVE, TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING BEFORE ENTRY OF JUDGMENT, OR EXECUTION UPON ANY REAL OR PERSONAL PROPERTY OF BORROWER UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. BORROWER SPECIFICALLY ACKNOWLEDGES THAT ADMINISTRATIVE AGENT AND LENDERS HAVE RELIED ON THIS WARRANT OF ATTORNEY IN GRANTING THE FINANCIAL ACCOMMODATIONS DESCRIBED HEREIN.

AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, BORROWER HEREBY EMPOWERS ANY PROTHONOTARY, CLERK, OR ATTORNEY OF ANY COURT OF RECORD IN THE UNITED STATES, OR ELSEWHERE, TO APPEAR FOR BORROWER IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AND CONFESS JUDGMENT AGAINST BORROWER FOR ALL, OR ANY PART, OF THE UNPAID PRINCIPAL BALANCE HEREUNDER, AND ACCRUED INTEREST TOGETHER WITH OTHER EXPENSES INCURRED IN CONNECTION THEREWITH AND ATTORNEYS' FEES OF FIVE PERCENT (5%) OF THE TOTAL OF THE FOREGOING SUMS, BUT IN NO EVENT LESS THAN FIVE THOUSAND ($5,000.00) DOLLARS, AND FOR SUCH PURPOSE, THE ORIGINAL OR ANY PHOTOCOPY OF THIS REPLACEMENT REVOLVING LOAN NOTE SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF BUT JUDGEMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. BORROWER WAIVES ALL ERRORS AND RIGHTS OF APPEAL, AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY, IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.

      Except as expressly set forth in the Loan Agreement, Borrower hereby waives protest, notice of protest, presentment, dishonor, notice of dishonor and demand. To the extent permitted by law, Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Administrative Agent or any Lender under the terms of this Second Replacement Revolving Loan Note. The rights and privileges of Administrative Agent and any Lender under this Second Replacement Revolving Loan Note shall inure to the benefit of its successors and assigns. All representations, warranties and agreements of Borrower made in connection with this Second Replacement Revolving Loan Note shall bind Borrower's successors and assigns. The rights and remedies of Administrative Agent or Lender under this Second Replacement Revolving Loan Note shall be in addition to any other rights and remedies available to Administrative Agent or Lender at law or in equity, all of which may be exercised singly or concurrently. The parties agree to the exclusive jurisdiction of the federal and state courts located in Pennsylvania in connection with any matter arising hereunder, including the collection and enforcement hereof, except as the Administrative Agent may otherwise elect.

      Borrower (and Administrative Agent and Lender by their acceptance hereof) each hereby waives any and all rights it may have to a jury trial in connection with respect to rights any litigation arising with rights and obligations of the parties hereto.

      This Second Replacement Revolving Loan Note replaces and supersedes, but does not extinguish or constitute a novation of any of the indebtedness evidenced by a certain Replacement Revolving Loan Note dated November 21, 1997. In the principal amount of Sixteen Million ($16,000,000.00) Dollars executed and delivered by PPI to Lender and a certain Replacement Revolving Loan Note dated November 21, 1997 in the principal amount of Thirty-Seven Million Three Hundred Thirty-Five Thousand ($37,335,000.00) Dollars executed and delivered by PPI to CoreStates Bank, N.A., Lender's predecessor-in-interest.

      IN WITNESS WHEREOF, intending to be legally bound, Borrower has duly executed this Second Replacement Revolving Loan Note the day and year first above written and has hereunto set hand and seal.


ATTEST:                        PIERCING PAGODA, INC.



By:____________________________
By:____________________________
      Name:                         Name:
      Title:                        Title:


                    (Corporate Seal)



ATTEST:                        PIERCING PAGODA of FLORIDA, INC.



By: __________________________
By:________________________________

Name:                                                        Name:
      Title:                        Title:


           (Corporate Seal)




PHIL1\144695-1